                                                                      Exhibit 99

                              FINANCIAL STATEMENTS
                              --------------------

                         INTERNET SERVICES NETWORK, INC.

                                December 31, 1999


                                   ----------

                                 C O N T E N T S



                                                                       PAGE
                                                                       ----
Independent Auditors' Report ..........................................  1

Balance Sheet .........................................................  2

Statements of Operations ..............................................  3

Statements of Stockholder's Deficit ...................................  4

Statements of Cash Flows ..............................................  5

Notes to Financial Statements .........................................  6-9


                                   ----------

Board of Directors and Stockholders
Internet Services Network, Inc.
Punta Gorda, Florida



                          Independent Auditors' Report
                          ----------------------------

        We have audited the accompanying balance sheet of Internet Services Network, Inc. as of December 31, 1999 and the related statements of operations, stockholder's deficit and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Internet Services Network, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.





                                      /s/HILL, BARTH & KING LLC
                                         Certified Public Accountants


May 16, 2000
Naples, Florida

                                  BALANCE SHEET
                                  -------------

                         INTERNET SERVICES NETWORK, INC.

                                December 31, 1999


ASSETS
------

CURRENT ASSETS
   Prepaid insurance                                             $    443
   Deposits                                                         4,100
                                                                 --------

                                        TOTAL CURRENT ASSETS        4,543
                                                                 --------


PREMISES AND EQUIPMENT, NET - NOTES C AND E                        70,434
                                                                 --------

OTHER ASSETS
   Deferred tax assets - NOTE F                                     8,102
                                                                 --------


                                                                 $ 83,079
                                                                 ========

LIABILITIES AND STOCKHOLDER'S DEFICIT
-------------------------------------

CURRENT LIABILITIES
   Lines of credit - NOTE D                                      $ 21,430
   Bank overdraft                                                  11,625
   Accounts payable                                                 1,635
   Deferred revenue                                                 7,232
   Due to affiliates                                               66,693
   Current portion of long-term debt                               11,415
                                                                 --------


                            TOTAL CURRENT LIABILITIES             120,030
                                                                 --------


LONG-TERM DEBT, LESS CURRENT PORTION                               15,014
------------------------------------                             --------

STOCKHOLDER'S DEFICIT
   Common stock, $.10 par value, authorized
     10,000,000 shares, issued and
    outstanding 1,000 shares                                          100
  Accumulated deficit                                             (52,065)
                                                                 --------

                          TOTAL STOCKHOLDER'S DEFICIT             (51,965)
                                                                 --------

                                                                 $ 83,079
                                                                 ========

                 See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                            ------------------------

                         INTERNET SERVICES NETWORK, INC.

                     Years ended December 31, 1999 and 1998



                                                          1999         1998
                                                        --------     ---------
INCOME
------
 Internet service fees                                  $292,345     $  85,069
 Other revenue                                             9,506         3,401
                                                        --------     ---------

                                      TOTAL INCOME       301,851        88,470
                                                        --------     ---------

OPERATING EXPENSES
------------------
   Cost of revenues                                      124,549        58,057
   Advertising                                            20,969        13,061
   Bank and service charges                               12,312         3,327
   Consulting fees                                             0        16,400
   Depreciation                                            9,564         2,370
   Employee leasing costs                                 52,109        49,740
   Rent                                                   10,270         2,182
   Other occupancy and
     office expenses - NOTE H                             18,208        16,958
   Other expenses - NOTE I                                11,648         6,646
                                                        --------     ---------

                          TOTAL OPERATING EXPENSES       259,629       168,741
                                                        --------     ---------

                           OPERATING INCOME (LOSS)        42,222       (80,271)

OTHER DEDUCTION
---------------
   Interest expense                                        1,471             0
                                                        --------     ---------
                 INCOME (LOSS) BEFORE INCOME TAXES        40,751       (80,271)

INCOME TAXES (CREDIT) - NOTE F                             8,354       (16,456)
------------------------------                          --------     ---------
                                  NET INCOME (LOSS)     $ 32,397     $ (63,815)
                                                        ========     =========


                 See accompanying notes to financial statements

                      STATEMENTS OF STOCKHOLDER'S DEFICIT
                      -----------------------------------

                        INTERNET SERVICES NETWORK, INC.

                     Years ended December 31, 1999 and 1998

                                            ADDITIONAL
                                   COMMON    PAID-IN    ACCUMULATED
                                   STOCK     CAPITAL      DEFICIT       TOTAL
                                   ------   ----------  -----------     -----
Balance (deficit)
        December 31, 1997           $100       $0       $(20,647)     $(20,547)
     Comprehensive income:
        Net loss for 1998              0        0        (63,815)      (63,815)
                                                                      --------
     Total comprehensive income                                        (63,815)
                                    ----       --       --------      --------
Balance (deficit)
        December 31, 1998            100        0        (84,462)      (84,362)
     Comprehensive income:
        Net income for 1999            0        0         32,397        32,397
                                                                      --------
     Total comprehensive income                                         32,397
                                    ----       --       --------      --------
Balance (deficit)
        December 31, 1999           $100       $0       $(52,065)     $(51,965)
                                    ====       ==       ========      ========


                 See accompanying notes to financial statements

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                         INTERNET SERVICES NETWORK, INC.

                     Years ended December 31, 1999 and 1998



                                                                             1999           1998
                                                                           ---------      --------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
  Net income (loss)                                                         $ 32,397      $(63,815)
  Adjustments to reconcile net income (loss)
     to net cash provided by (used in)
     operating activities:
         Depreciation                                                          9,564         2,370
         Deferred income taxes                                                 8,354       (16,456)
         Increase in other assets                                             (4,072)         (471)
         Increase in deferred revenue                                          2,990         4,242
         Increase (decrease) in accounts payable
           and other liabilities                                             (64,416)      101,506
                                                                            --------      --------

                                        NET CASH PROVIDED BY (USED IN)
                                                  OPERATING ACTIVITIES       (15,183)       27,376
                                                                            --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
  Purchase of premises and equipment                                         (12,725)      (27,633)
                                                                            --------      --------

                                  NET CASH USED IN INVESTING ACTIVITIES      (12,725)      (27,633)
                                                                            --------      --------


CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
  Net borrowings on short-term debt                                           21,430             0
  Principal payments on capital lease
    obligations                                                               (5,260)            0
  Bank overdraft                                                              11,625             0
                                                                            --------      --------

                              NET CASH PROVIDED BY FINANCING ACTIVITIES       27,795             0
                                                                            --------      --------

                                                   NET DECREASE IN CASH         (113)         (257)


CASH
----
  Beginning of year                                                              113           370
                                                                            --------      --------

  End of year                                                               $      0      $    113
                                                                            ========      ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
------------------------------------------------
  Cash paid during the period for
    interest                                                                $  1,471      $      0
                                                                            ========      ========

  Capital lease obligation incurred for
    the acquisition of new equipment                                        $ 31,689      $      0
                                                                            ========      ========

                 See accompanying notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                         INTERNET SERVICES NETWORK, INC.

                           December 31, 1999 and 1998



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

Nature of Business:
         Internet Services Network, Inc. ("ISNI" or the "Company") is an internet service provider currently serving individuals and small businesses primarily in Charlotte County, Florida. ISNI is also a provider of web hosting services, a complement to its internet access business.

         The Company offers up to 56K modem access and IDSN (Integrated Digital Service Network) connectivity. As of December 31, 1999, the Company served approximately 2,000 subscribers, including 27 web hosting subscribers. The Company's services include dial-up Internet access, web hosting, and other value-added services such as web page design and web-server co-location. The Company's dial-up internet access and web hosting are offered in various price and usage plans designed to meet the needs of its customers.

Premises and Equipment:
      Premises and equipment are recorded at historical cost. Depreciation of premises and equipment is computed using the straight-line method over the estimated useful lives of the assets.

Revenue Recognition:
      The Company recognizes revenue when services are provided. Deferred revenue represents amounts relating to the prepayment of internet service fees. These amounts will be recognized as services are provided, typically during the following two month period.

Advertising:
         The Company expenses the costs of advertising as incurred. Advertising expense for the year ended December 31, 1999 and 1998 was $20,969 and $13,061, respectively.

Use of Estimates:
         The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    -----------------------------------------

                         INTERNET SERVICES NETWORK, INC.

                           December 31, 1999 and 1998



NOTE B - CONTROLLING INTEREST AND RELATED PARTY TRANSACTIONS
------------------------------------------------------------

Controlling Interest:
         One stockholder owns 100% of the Company's outstanding stock.

Related Party Transactions:
         During the year ended December 31, 1999, the Company received advances from its stockholder and two affiliated corporations. As of December 31, 1999, the Company owes $66,693 to the affiliated corporations and the Company had repaid all amounts advanced by the stockholder. Both affiliates are 100% owned by the same stockholder of Internet Services Network, Inc. The Company also owes $6,832 to an affiliate for a capital lease obligation as of December 31, 1999.

         The Company sub-leases office space from an affiliated company. The agreement provides for monthly rent to be paid as well as portions of all real estate taxes, utilities, insurance and maintenance of the property. The office space leased from the affiliated company is under a month-to-month operating lease calling for payments of $849. Rental expense charged to operations under this lease totaled $10,270 and $2,182 for the years ended December 31, 1999 and 1998, respectively.


NOTE C - PREMISES AND EQUIPMENT
-------------------------------

         Premises and equipment consists of the following as of December 31, 1999:

             Leasehold improvements                           $11,396
             Furniture and office equipment                     1,942
             Computer equipment and software                   36,498
             Equipment under capital lease                     31,689
             Sign                                                 942
                                                              -------
                                                               82,467
             Less accumulated depreciation                     12,033
                                                              -------
                                                              $70,434
                                                              =======

         Depreciation expense for the years ended December 31, 1999 and 1998 was $9,564 and $2,370, respectively.


NOTE D - BANK LINES OF CREDIT
-----------------------------

         The corporation has available $30,000 in unsecured lines of credit payable to a bank. As of December 31, 1999, the Company had borrowed $17,255 and $4,175 on demand notes with interest rates of 11.5% and 15.4%, respectively, under this agreement. One note, for $25,000, is personally guaranteed by the stockholder of the corporation.

                    -----------------------------------------

                         INTERNET SERVICES NETWORK, INC.

                           December 31, 1999 and 1998



NOTE E - LEASES WHERE COMPANY IS LESSEE
---------------------------------------

         The Company leases certain equipment under capital lease obligations. The monthly payments total $1,174 including interest. The equipment under capital lease obligations is depreciated over its estimated useful life and consists of the following at December 31, 1999:

         Computer equipment and software                  $31,689
         Less accumulated depreciation                      2,514
                                                           ------
                                                          $29,175

         Following is a summary of future minimum lease payments under capital leases, together with the present value of net minimum lease payments as of December 31, 1999:

Year Ending -
       December 31, 2000                                                     $14,094
       December 31, 2001                                                       9,995
       December 31, 2002                                                       7,170
                                                                             -------
                                            TOTAL MINIMUM LEASE PAYMENTS      31,259
       Less amount representing interest                                       4,830
                                                                             -------
                                                   PRESENT VALUE OF NET
                                                  MINIMUM LEASE PAYMENTS     $26,429
                                                                             =======


NOTE F - INCOME TAXES
---------------------

        At December 31, 1999 and 1998, the Company assessed its earnings history and trend over the past year, its estimate of future earnings, and the expiration date of the net operating loss carryforward and determined that it is more likely than not that the deferred tax assets will be realized in the near term.

         The components of deferred tax assets and deferred tax liabilities at December 31, are as follows:

                                              1999         1998
                                             -------     -------
Deferred tax assets:
  Net operating loss carryforwards           $ 8,157     $12,747
  Deferred revenue                             1,483         870
  Other deductions                             3,488       4,942
                                             -------     -------
                                              13,128      18,559
                                             -------     -------
Deferred tax liabilities:
  Depreciation on premises and equipment       5,026       2,103
                                             -------     -------

Deferred tax assets, net                     $ 8,102     $16,456
                                             =======     =======

     At December 31, 1999, the Company had a tax net operating loss carryforward of approximately $39,800 expiring in 2018. The provision for income taxes at December 31, 1999 and 1998 is comprised solely of deferred income taxes.

                    -----------------------------------------

                         INTERNET SERVICES NETWORK, INC.

                           December 31, 1999 and 1998



NOTE G - SUBSEQUENT EVENT
-------------------------

         On March 22, 2000, the Company consummated an Agreement and Plan of Merger (Agreement) with Hawkeye Corporation. Hawkeye Corporation was formed in August 1999 and capitalized with $500. It had no operations through the date of merger. Under the agreement, each outstanding share of the Company's common stock was converted into and exchanged for 24,000 shares of Hawkeye common stock. The merger was accounted for as a pooling of interests.


NOTE H - OTHER OCCUPANCY AND OFFICE EXPENSES
--------------------------------------------

         The following amounts comprise general operating expenses for the years ended December 31:

                                               1999         1998
                                              ------      -------
Equipment rental                              $ 1,172     $   267
Licenses and permits                              122         120
Office supplies                                 9,097      11,046
Postage and delivery                              451         969
Repairs                                         2,169       2,608
Telephone                                         216       1,319
Utilities                                       1,747         629
Printing                                           70           0
Insurance                                       3,164           0
                                              -------     -------
                                   TOTALS     $18,208     $16,958
                                              =======     =======


NOTE I - OTHER EXPENSES
-----------------------

         The following amounts comprise other expenses for the years ended December 31:

                                                1999       1998
                                              -------     ------
Automobile                                    $   256     $    0
Commission                                      5,774        732
Dues and subscriptions                          1,786        870
Miscellaneous                                   2,831      3,020
Professional fees                                 650      1,416
Other taxes                                        26        608
Travel and entertainment                          325          0
                                              -------     ------
                                   TOTALS     $11,648     $6,646
                                              =======     ======